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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 30, 2004

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                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  333-60778                     75-2795365
(State or Other Jurisdiction      (Commission                  (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


                        15455 Dallas Parkway, Suite 1100
                              Addison, Texas 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)


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Item 9. Regulation FD Disclosure

On July 30, 2004 Dresser, Inc. announced that it made an optional debt prepayment in the amount of $10 million, which was applied to its senior secured term loan C. As a result of the optional prepayment, no mandatory principal payments are due on its senior secured term loan C until March 31, 2006. In 2004, Dresser has made a total of $35 million in optional prepayments on senior secured term debt. A copy of the press release is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DRESSER, INC.

Date: July 30, 2004                            By:  /s/ STEVEN G. LAMB
                                                    ----------------------------
                                                    Steven G. Lamb
                                                    Chief Executive Officer and
                                                    President

                                                    /s/ JAMES A. NATTIER
                                                    ----------------------------
                                                    James A. Nattier
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                                    /s/ THOMAS J. KANUK
                                                    ----------------------------
                                                    Thomas J. Kanuk
                                                    Corporate Controller and
                                                    Chief Accounting Officer



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                                  EXHIBIT INDEX

Exhibit No.      Description
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  99.1           Press Release.





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